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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 1, 1997


                            STUART ENTERTAINMENT, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                              0-10737                            84-0402207
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   (State or other jurisdiction of                (Commission                         (IRS Employer
           incorporation)                        File Number)                      Identification No.)
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                              3211 Nebraska Avenue
                          Council Bluffs, Iowa 51501
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              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (712) 323-1488


                              Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         See the Press Release attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.


         (c)     Exhibits

                 10 Asset Purchase Agreement dated as of July 1, 1997 by and between Stuart Entertainment, Inc. and Power
                          Bingo Corp.

                 20       Press Release dated July 7, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        STUART ENTERTAINMENT, INC.



Date:  July 25, 1997                    By: /s/ Timothy R. Stuart
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                                            Timothy R. Stuart, President



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                                 EXHIBIT INDEX



Exhibit No.                       Exhibit Description
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10                 Asset Purchase Agreement dated as of July 1, 1997 by and
                   between Stuart Entertainment, Inc. and Power Bingo Corp.

20                 Press Release dated July 7, 1997.


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